                                                                  EXHIBIT 10.7

                                    OFFICE
                               LEASE AGREEMENT


        This Lease Agreement (hereafter "the Lease") is made and entered into between Landlord and Tenant upon the terms and conditions contained herein.

                                  ARTICLE 1
                         FUNDAMENTAL LEASE PROVISIONS


Agreement Date:  June 7, 1995

Landlord:       Office Court Development Ltd. Co. (hereafter "Landlord") a New
Mexico General Partnership

Tenant:         Syntel, Inc. - A Michigan based company (hereafter "Tenant").
                -------------------------------------------------------------
                doing business as same
                                  ----

Description of
Premises:  460 St.  Michael's Drive, Building 500 (Article II & Exh. A)
           --------------------------------------
       containing 5328 (gross square feet)
                  ----

Commencement Date:  July 1, 1995 or on move-in (Article III)
                    --------------------------

Base Term Expiration Date:  June 30, 1999 (Article III)

Termination: After year one, upon 30 days notice, Tenant shall be given the right to terminate the lease under the following conditions:
After year one and provided that Lessee is not in default of said lease and provided the State of New Mexico has terminated their contract, Lessee may terminate with the following penalties:
                Year Two:  12 months rent
                Year Three: 9 months rent
                Year Four:  6 months rent

Landlord shall use due diligence in releasing the premises, and rent penalties are to be mitigated by a direct reduction of any proceeds of leasing the space. Tenant shall be responsible for all costs of releasing.

Date Rent Obligation Begins: July 1 or date of move in, or when Landlord substantially completes the tenant improvements, whichever is later. Landlord shall complete improvements within 30 days of signing of lease. (Article IV)

Base Term: Four (4) years.  (Article III)

Option Periods (if any). Up to two (2) four (4) year options with 120 day notice to exercise options. Upon availability of more space in Phase 2, (see Exhibit C) Tenant shall have the option to expand to 700 s.f. or as much as 6000 s.f... landlord shall update Lessee monthly on additional available space and Lessee shall have two weeks to respond.

Base Rent: Four hundred ten thousand two hundred fifty six and no/100
           Dollars ($410,256.00) payable in equal monthly installments of Eight thousand five hundred forty seven and no 100 Dollars ($8547.00) during each year of base term (hereafter "Monthly Base Rent"). (Article IV)

Annual Percentage Increase is C.P.I. with a cap of 5% (Article IV) See 4.2

Address for Notices and Payments:
        To Landlord: 1660 Old Pecos Trail, Suite A., Santa Fe, N.M. 87505 (Article XVIII)


        To Tenant:  To the premises and:
                    5700 Crooks Road, Suite 301
                    Troy, Michigan 48098

Security Deposit:  See 4.4 (Article IV)

Use of Premises:  general office use (Article V)

        The above Fundamental Lease Provisions include only some of the provisions of this Lease. This summary is not intended to replace or amend these other Provisions. References in this Article I to other Articles are for convenience and designate some of the other Articles where references to the particular Fundamental Lease Provisions appear. Each reference in this Lease to any of the Fundamental Lease Provisions contained in this Article I shall be construed to incorporate all of the terms provided under each such Fundamental Lease Provision. In the event of any conflict between any Fundamental Lease Provision and the balance of the Lease, the latter shall control.

AN INDEX TO THE LEASE TERM HEADINGS IS AT THE END OF THIS LEASE.

                                  ARTICLE II
                                   PREMISES

        2.1 DESCRIPTION. Landlord, for and in consideration of the covenants and agreements of Tenant herein contained and upon and subject to terms, conditions and provisions herein set forth, hereby leases to Tenant, and Tenant leases and accepts, the Premises described in Article I hereof as the Description of Premises and as described on Exhibit A, which is attached hereto and incorporated herein by reference upon which the Landlord has constructed the Building (as defined below), (hereafter "the Premises").


        2.2 CONDITION OF PREMISES. Tenant's taking possession of the Premises shall be conclusive evidence against Tenant that the Premises were then in good order and satisfactory condition, with the exception of punch list items which shall be given to Landlord within 30 days of possession or the Lease Commencement Date, whichever comes first, and except for latent defects. No promises of Landlord to remodel, improve, decorate or clean the Premises have been made, and no representation respecting the condition of the Premises or the Building has been made to Tenant by or on behalf of Landlord except to the extent expressly set forth herein or in Exhibit "A" attached to this Lease.


        2.3  DEFINITIONS.

                A. The term "Building" shall mean the entire development, including any and all structures, (whether reflected in Exhibit "A" or hereafter incorporated in the compound during the base term of this Lease or any extension thereof), parking facilities, common facilities and the like built on the property of the development, as the same may from time to time be changed or reduced, or as the same from time to time may be increased by the addition of other land, together with structures and the like thereon which may from time to time be included by Landlord in its sole discretion in the development, provided that such rights reserved to the Landlord shall not be exercised in a manner which materially and adversely affects tenant's use and enjoyment of the premises or access to the premises.

                B. The term "Common Areas" shall mean all areas within the exterior boundaries of the Building which are now or hereafter made available for the general use, convenience and benefit of Landlord and other persons entitled to occupy any part of the Building, as shown on site plan (Exhibit C) including, but not limited to parking areas, driveways, entrances and exits, ramps, landscaped areas, exterior stairways, service roads, sidewalks and other areas constructed or to be constructed for use in common by the Tenant, other tenants in the Building and their employees and business invitees, subject, however, to the terms of this Agreement and reasonable rules and regulations prescribed from time to time by the Landlord. Landlord expressly reserves the right to change, alter or amend the common areas and building areas at any time, in its reasonable discretion as long as tenants use or enjoyment of or access to the premises are not materially and adversely affected.


                                 ARTICLE III
                                     TERM

        3.1 BASE TERM. The base term of this Lease and Tenant's obligation to pay rent hereunder shall commence on the date specified in Article I as the Commencement Date (hereafter "the Commencement Date") shall continue thereafter during the Base Term specified in Article I herein and shall end on the last day of the last lease year of that Base Term, as specified in Article I herein as Base Term Expiration Date, unless sooner terminated as hereinafter provided in this Lease.

        3.2 LEASE YEAR. The term "lease year" shall mean the twelve (12) month period beginning on the first day immediately following the commencement date referred to in Paragraph 3.1 above and each year of the Lease thereafter measured from such commencement date.

        3.3 OPTION FOR EXTENSION OF LEASE. Tenant may elect to extend this Lease for such additional periods and for such lengths as described in Article I hereof as Option Periods, beginning with the expiration of the base term.
(If no periods are indicated in Article I, no options are being granted under this Lease.) Provided, however, that the said options may only be exercised if this Lease is in force and effect at the time of exercise and Tenant, on that date, shall have fully complied with all conditions and obligations contained herein subject to any applicable grace periods. In the event that Tenant desires to exercise such election the Tenant shall give the Landlord notice in writing of such election at least the number of days prior to the expiration of the base term for the first option period and at least the number of days prior to the expiration of such subsequent option term for the next succeeded Option Period, as described in Article I hereof as the Option Notice Period. The Base Rent shall be subject to increase, but not decrease, at the beginning of each option period in accordance with the provisions for paragraph 4.2 hereof. Leasing of the Premises to Tenant for each of such option periods shall be upon and subject to the terms, conditions and provisions contained in this Lease. The Base Term plus exercised Option periods shall hereafter be the Lease Term.

        3.4 POSSESSION. Tenant understands that the Premises may be in the process of construction and that Landlord makes no representation or agreement that the Premises will be ready for occupancy on the Commencement Date. In the event the Premises shall not be completed and ready for occupancy on the Commencement Date. In the event the Premises shall not be completed and ready for occupancy on the Commencement Date, this Lease shall nevertheless continue in full force and effect and no liability shall arise against Landlord by reason of any such delay beyond the abatement of Base Rent until the Premises are ready for occupancy; provided, however, that there shall be no abatement of Base Rent if the Premises are not ready for occupancy because of the failure to complete the installation of special equipment, fixtures or materials ordered by Tenant. In the event of any disagreement concerning whether the Premises are ready for occupancy hereunder, the certification by Landlord's architect shall be binding upon all parties. Landlord may authorize Tenant to take possession of all or any part of the Premises prior to the Commencement Date. If Tenant does take possession pursuant to authority so given, all of the covenants and conditions of this Lease shall apply to and shall control such pre-Term occupancy. Rent for such Pre-Term occupancy shall be paid upon occupancy and on the first day of each calendar month thereafter at the rate set forth in Article IV. If the Premises are occupied for a fractional month, Rent shall be prorated on a per diem basis for such fractional month. If Landlord has not completed build out within 30 days of June 13, 1995, Tenant may terminate lease.

                                  ARTICLE IV
                                    RENTS


        4.1 BASE RENT. The Tenant shall pay the Landlord as Base Rent for the Premises during the initial term the amount specified in Article I hereof, as Base Rent (hereafter Base Rent). The rent is due on the first of each calendar month payable at Landlord's address as indicated in Article I hereof, or such other place as Landlord may designate from time to time, in equal monthly installments during each year, in advance. The obligation to pay rent shall begin on the date specified in Article I hereof as: Date Rent Obligation Begins. In the event the Tenant's obligation to pay rent does not begin on the first day of a month, then Tenant shall pay rent for the days from the date Tenant's obligation to pay rent begins to the first day of the next calendar month on a pro rata basis calculated on a thirty (30) day month. The Base Rent shall be increased as provided in Paragraph 4.2 below. All rent shall be payable in cash, in US currency and without the necessity of prior notice except as specifically provided herein, and without abatement, deduction, counterclaim or set-off except as otherwise permitted herein.

        4.2 RENT ADJUSTMENTS PER CONSUMER PRICE INDEX PROCEDURE. The Minimum Rent shall be subject to increase, but not decrease, on that particular anniversary of the Commencement Date and on the subsequent anniversaries of the Commencement Date thereafter during the term of this Lease and any option periods thereunder indicated in Article I as Rent Adjustment Dates in accordance with the following provisions (each such date of adjustment being thereafter referred to as an "Adjustment Date" and the initial period and succeeding periods indicated in Article II as Rent Adjustment Periods being hereafter individually refered to as an "Adjustment Period"):

                A. The Minimum Rent may be increased on and as of each Adjustment Date in accordance with and based on the computation prescribed by the Consumer Price Index Procedure set forth on subparagraph B, below. If utilization of such procedure for any Adjustment period does not produce an amount of Minimum Rent greater than the amount of Minimum Rent greater than the amount of Minimum Rent for the immediately preceding Adjustment Period, the amount of Minimum Rent then in effect shall not be decreased:

                B. Consumer Price Index Procedure. The basis for computing each adjustment in rent shall be the Consumer Price Index for all Urban Consumers, All Items, U.S. City Average, utilizing a base of 1982-1984=100, as published for each calendar month by the United States Department of Labor, Bureau of Labor Statistics, or by its successor agency (hereafter "the Index" and "the Agency", respectively); provided that if during the term of this Lease a later base year replaces the base year of 1982-1984=100 then such later base year shall be used in determining the Index.

                If the Index is changed so that the base year differs from that in effect on the Commencement Date, the Index shall be converted in accordance with the conversion factor published by the Agency, so that the two indices compared for the purpose of computing any adjustment to the Minimum Rent shall always utilize the same base year. If the Index is discontinued or materially revised during the term of this Lease or any renewal hereof, subsequent adjustments to the Minimum Rent shall be computed base on any replacement index published by the Agency or, if no replacement index is published, based on any index published by any nationally recognized governmental or non-governmental agency or entity which generally measures changes in consumer purchasing power of the U.S. dollar on a national or national urban basis, as selected by Landlord in its discretion.

                On and as of each Adjustment Date the amount of Minimum Rent hereunder shall be increased (i) for and during the first Adjustment Period, by the amount of the percentage increase, if any, in the Index published for the last calendar month of the first Adjustment Period under this Lease over and above the Index published for the calendar month immediately preceding the Commencement Data, and (ii) for and during succeeding Adjustment Periods by the percentage increase, if any, in the Index published for the last calendar month of the subsequent Adjustment period over and above the Index published for the calendar month immediately preceding the Commencement Date of that subsequent Adjustment Period which shall have ended just prior to the Adjustment Date. Assume the index for the last calendar month of the adjustment period is 150 and the index for the month before the commencement date 125. The adjustment would be determined by dividing 125 into 25 (which is XXXXXXXXXXXXXXXXXXX

                In the event that the Index figures necessary for computation of an adjustment of the Minimum Rent are not available on any Adjustment Date. Tenant shall continue to pay the Minimum Rent then in effect until such Index figures become available, (at which time such computation shall be made). Immediately following such computation and if such computation results in an amount of Minimum Rent on and after such Adjustment Date greater than the preceding Minimum Rent, then within ten (10) days of written demand by Landlord, Tenant shall pay to Landlord the amount of additional rent, if any, which theretofore would have become due and payable if the necessary Index figures had been available on such Adjustment Date.

                Once an adjustment has been made, that amount shall be the Minimum Rent for the next Adjustment Period, subject to increases in the amount of Percentage Rent due, and shall be the amount upon which the adjustment for the next adjustment period shall be based. There shall be a 5% cap on any yearly adjustment.

        4.3 UTILITIES. Tenant shall pay during the Lease Term for all separately metered utilities, such as gas, electrical power, and telephone, together with any taxes thereon. It shall be Tenant's responsibility to ensure that these utilities have been properly billed and paid. Landlord shall be responsible for water and sewer service and shall pay for same, as provided in Paragraph 7.2 below.

        4.4 SECURITY DEPOSIT. In lieu of a Security Deposit, Tenant agrees to provide Landlord with complete financials within 5 days of signing of the lease. Current financial shall be provided to Landlord annually by the anniversary date.

        4.5 CHARGE ON LATE PAYMENT. Because the late payment of any rent due hereunder results in extraordinary expenses, Landlord reserves the right to charge a late payment charge equal to ten percent (10%) of Tenant's monthly rent if any rent is not paid by the tenth (10th) day of any month of the Term.

        4.6 HOLDING OVER. Tenant shall pay Landlord for each day Tenant retains possession of the Premises or any part thereof after the termination of this Lease for any reason, an amount which is 125% of the amount of Rent per day, based on the annual rate of the Monthly Base Rent in effect at the time of such termination, and any applicable additional Rent for such day of the period in which such retention of possession occurs, and Tenant shall also pay all damages, consequential as well as direct, sustained by Landlord by reason of such retention. Nothing in this Section contained, however, shall be construed or operate as a waiver of Landlord's right of re-entry or any other right or remedy of Landlord.

                                   ARTICLE V
                                USE OF PREMISES

        5.1 TENANT USE. The Premises shall be used and occupied by Tenant solely as for the purposes indicated in Article I, hereof and for no other purpose without Landlord's written consent, which consent shall not be unreasonably withheld. Tenant shall comply with all rules, regulations and laws of any governmental authority with respect to Tenant's specific use and occupancy. The premises shall not be used in any manner which creates a public or private nuisance or unreasonably interferes with the rights of Landlord or other tenants in the use of the Building.

          Tenant may not display or allow aerials, antennae, carts, portable signs, or any other objects to be stored or to remain outside the defined exterior walls or roof and permanent doorways of the Premises without first obtaining, in each instance, the written consent of Landlord, which consent shall not be unreasonably withheld. Any item so installed without such written consent shall be subject to removal by landlord without notice at any time.

          This Lease does not grant any rights to light or air over or above the real property of Landlord. Landlord specifically reserves to itself the use of any roofs, the exterior portions of the Premises, all rights to the land and improvements below the improved floor level of the Premises and to such areas within the Premises required for installation of utility lines and other installations required to serve any occupants of the Buildings and to maintain and repair same.

          5.2 SIGNS. Tenant shall not place on any exterior door, wall or window of the Premises any sign or advertising matter which is not within the building standard for signs and without first obtaining the Landlord's written approval and consent which approval shall not be unreasonably withheld.
Tenant agrees to maintain such signs or advertising matter as approved by Landlord in good condition and repair. All signs shall comply with applicable ordinances or other governmental restrictions and the determination of such requirements and the prompt compliance therewith shall be the responsibility of the Tenant.

          5.3 FIRE EXTINGUISHERS. Landlord shall provide new fire extinguishers to the Premises at the Commencement Date. Tenant will be responsible for all servicing of said fire extinguishers and replacement during the Lease Term. If Tenant fails to comply with this provision Landlord may provide this service at Tenant's expense plus an additional charge of fifty dollars, which sums shall be additional rent due hereunder at the beginning of the next month following notice by Landlord to Tenant of the incurring of said expenditure.

          5.4 QUIET ENJOYMENT. Landlord agrees that, if the rent is being paid in the manner and at the time prescribed and the covenants and obligations of Tenant being all and singular kept, fulfilled and performed, Tenant shall lawfully and peaceably have, hold, possess, use, occupy and enjoy the Premises so long as this Lease remains in force, without hindrance, disturbance or molestation from Landlord, subject to the specific provisions of this Lease.

          5.5 RULES AND REGULATIONS. Tenant agrees to observe and not to interfere with the rights reserved to Landlord contained in Paragraph 7.3 hereof and elsewhere in this Lease, and agrees, for itself, its employees, agents, invitees, licensees and contractors, to comply with the rules and regulations set forth in Exhibit B attached to this Lease, and such other rules and regulations as shall be reasonably adopted by Landlord from time to time.

          5.6 SURRENDER OF PREMISES. At the termination of the Lease Term or any renewal term, the Tenant agrees to deliver the premises in the same condition as received by it on the Commencement Date, (subject, to the removals hereinafter required) reasonable wear and tear and less by casualty excepted, neat and broom clean, and shall surrender all keys for the premises to the Landlord at the place then fixed for the payment of rent and shall inform Landlord of all combinations of locks, safes and vaults, if any, in the premises. If Tenant is not then in default hereunder, Tenant, during the last thirty (30) days of such term, shall remove all its trade fixtures, and, to the extent required by the Landlord by written notice, shall remove any other installations, alterations or improvements made by Tenant provided herein, and shall repair any damage to the premises caused thereby. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the lease term. Any items remaining in the premises on the termination date of this Lease shall be deemed abandoned for all purposes and shall become the property of the Landlord and the latter may dispose of the same without liability of any type or nature.

                                  ARTICLE VI
                     CONSTRUCTION, MAINTENANCE AND REPAIR

          6.1 ALTERATIONS AND ADDITIONS. Tenant shall not, without Landlord's prior written consent, which shall not be unreasonably withheld, make any alterations, improvements, additions, or utility installations in, on or about the Premises, including, but not limited to floor coverings, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Tenant shall promptly pay all costs and expenses associated with such alterations, improvements, additions or utility installations, including, but not limited to, all costs and expenses associated with compliance with any governmental statutes, ordinances, rules or regulations required solely by Tenant's alteration, improvement, addition or utility installation, including all handicapped access requirements and requirements under the Americans With Disabilities
Act 42 U.S.C. Sections 12181,et.seq. Landlord may require Tenant to provide, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2) times the estimated cost of such alterations, improvements, additions or utility installations to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Tenant make any alterations, improvements, additions or utility installations without the prior approval of Landlord, Landlord may require that Tenant remove any or all of the same.

          Any alterations, improvements, additions or utility installations in, or about the Premises that Tenant shall desire to make and which require the prior written consent of the Landlord shall be presented to Landlord in written form, with proposed detailed plans. If Landlord shall give its written consent, its consent shall be deemed conditioned upon Tenant obtaining all necessary permits to do so from appropriate governmental agencies, the furnishing of copies thereof to Landlord prior to the commencement of the work and the compliance by Tenant of all conditions of such plan approval and permits in a prompt and expeditious manner.

          Tenant shall perform all such work in a first class, workmanlike manner and in compliance with all applicable governmental statutes, ordinances, rules and regulations.

          Tenant shall pay, when due, all claims for labor, and/or equipment and materials furnished or alleged to have been furnished to or for Tenant at or for its use in the Premises whether or not such claims may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Tenant shall give Landlord not less than fifteen (15) days' notice prior to the commencement of any work in the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by law.
If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense, defend itself and Landlord against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Premises, upon the condition that if Landlord shall so require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to one and one-half (1 1/2) times the amount of such contested lien claim or demand indemnifying Landlord against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Landlord may require Tenant to pay Landlord's attorneys' fees and costs for Landlord's appearing in and in participating in such action if Landlord shall decide it is to its best interest to so appear and participate therein through its own counsel.

        6.2 TENANT'S DUTY TO REPAIR. During the term of this Lease and any extensions thereof, Tenant shall:

                A. Keep and maintain in good order, condition and repair (including any replacement and restoration as is required for the purpose) the following: 1) All lights within the Premises, including all exit signs, emergency lighting and all light bulbs and ballasts; 2) All signage installed by Tenant; 3) All fixtures, improvements, alterations, additions, utility installations and personal property, installed by Tenant; 4) All stopped up or impeded plumbing within the Premises or from the Premises to the main sewer line to the extent cause by Tenant; 5) All flooring and carpet within the Premises, including any damage to carpet caused by a lack of protective mats under desk chairs or equipment or any other abnormal puncture or wearing of carpet; 6) All damage to the Premises or the Building caused by the negligence or intentional acts of Tenant, its employees, agents, invitees, licensees or contractors, or strike involving the Tenant or its employees. Any charges to furnish service to the Premises made by any utility company or municipality shall be paid by the Tenant within the time limit specified by each utility company. Tenant shall also be responsible for repairing all damage to the Premises caused by or during the work described in this paragraph. If Tenant refuses or neglects to commence and to complete repairs promptly and adequately, Landlord may, but shall not be required to, make and complete said repairs and Tenant shall pay the cost thereof to Landlord as additional rent on demand, plus an overhead and service fee of fifteen percent (15%) of the amount paid by Landlord not withstanding the forgoing, Tenant shall not be obligated to make any of the above repairs to the extent such repairs are covered by Landlord's insurance.

                B. Tenant shall keep and maintain the Premises in a clean, sanitary and safe condition, provide all janitorial service, garbage removal from the Premises and window cleaning in accordance with all uses of the premises, directions, rules and regulations of the proper officials of the governmental agencies having jurisdiction, at the sole cost and expense of tenant, and Tenant shall comply with all requirements of law, by statute, ordinance or otherwise, affecting the Tenant's specific use of the Premises and all appurtenances thereto.

        6.3 LANDLORD'S DUTY TO REPAIR. Landlord shall keep and maintain in good order, condition and repair (including any replacement restoration as is required for that purpose, all portions of the Premises, the Building or the Common Areas not otherwise required by Tenant to be repaired under Paragraph
6.2 above, except that Landlord shall not be called upon to make any such repairs occasioned by the act or neglect of Tenant, its agents, employees, invitees, licesees or contractors, unless covered by Landlord's insurance. Landlord shall not be called upon to make any other improvements or repairs of any kind upon the leased Premises and appurtenances except as otherwise provide in the Lease or unless caused by the act or neglect of Landlord, its agents or contractors. Any of the foregoing repairs required to be made by reason of the negligence of Tenant, its agents, employees, invitees, licensees or contractors as above described, shall be the responsibility of Tenant notwithstanding the provisions above contained in this paragraph.

Premises, will not in any matter cut or drive nails into or otherwise mutilate the roof of the Premises and will be responsible for any damage caused to the roof by any acts of the Tenant, its agents, servants, employees, or contractors of any type or nature.

        6.4 ROOF. Tenant will not cause or permit accumulation of any debris or extraneous matter on the roof of the Premises, will not in any matter cut or drive nails into or otherwise mutilate the roof of the Premises and will be responsible for any damage caused to the roof by any acts of the Tenant, its agents, servants, employees, or contractors of any type or nature. Tenant may not put compressors, antennae, microwave, television or other disks, or other such attachments on the roof without Landlord's prior written consent, which consent may withheld within Landlord's discretion.

        6.5 TRADE FIXTURES. At the expiration of this Lease or renewal thereof, Tenant shall have the right and obligation to promptly remove any trade fixtures installed by Tenant on the Premises, and shall repair any damage to the Premises caused by such removal.

        6.6 NON TRADE FIXTURES. All installations, additions, non trade fixtures and improvements, including floor treatments, whether placed there by Tenant or Landlord, except movable furniture and equipment belonging to Tenant, which Tenant shall promptly remove, shall be Landlord's property and shall remain upon the Premises upon expiration of the Term or sooner termination of this Lease or Tenant's possession hereunder, all without compensation, allowance or credit to Tenant.

                                  ARTICLE VII
                     LANDLORD'S RIGHTS AND RESPONSIBILITIES
                     AS TO THE OFFICE BUILDING AND PREMISES

        7.1 CONTROL OF COMMON AREAS. All Common Areas shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to use of all such Common Areas in a non-discriminatory manner. Landlord shall have the right to operate and maintain the same in such manner as Landlord, in its sole discretion, shall determine from time to time, including without limitation the right to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of said Common Areas. Landlord shall have the exclusive right at any and all times to close any portion of the Common Areas for the purpose of making repairs, changes or additions thereto and may change the size, area or arrangement of the Building or parking areas or the lighting thereof within or adjacent to the existing areas and may enter into agreements with adjacent owners for cross easements for parking and ingress and egress, provided that such activities shall not unreasonably interfere with Tenant's operations. In the event that the lighting controls, ceiling or roof access for the Common Areas shall be located in the Premises, then Landlord in such event shall have the right to enter the Premises for the purpose of adjusting or otherwise dealing with the said controls and/or access as required.

        7.2 SERVICES PROVIDED BY LANDLORD. Landlord, at all times during the term shall furnish the following services at Landlord's expense:

                (a) Air conditioning and heating units and electric current to the Premises, which shall be properly hooked up to utility services, and which shall be operable by Tenant. Tenant promptly shall pay directly to the utility companies all charges incurred in connection with the use any of any such unites or service. Tenant agrees that its use of electric current will not exceed the capacity of the feeders to the Building or the risers or wiring installed thereon. Tenant may not, at any time, reduce the heating to the Premises to create any risk that the pipes in and around the Premises would freeze.

                  (b) Domestic water and refuse service in common with other tenants. In the event that Tenant makes greater use of water service or refuse disposal service than the usual and ordinary office use of such service, then Landlord may bill Tenant for the additional cost of such increased use.

                  Failure by Tenant to promptly pay Landlord's proper charges for excess water or refuse services shall give Landlord, upon not less than ten
(10) days notice, the right, in addition to any other remedies available to Landlord, to discontinue furnishing the services, and no such discontinuance shall be deemed an eviction or disturbance of Tenant's use of the Premises or render Landlord liable for damages or relieve Tenant from performance of Tenant's obligations under this Lease.

                  Tenant agrees that Landlord and its employees and agents shall not be liable in damages, by abatement of Rent or otherwise, unless the premises are unfit for their intended purpose, for failure to furnish or for delay in furnishing any service or performing any other term of this Lease when such failure or delay is occasioned, in whole or in part, by repairs, renewals or improvements, or by any cause beyond the reasonable control of Landlord.

          7.3 RIGHTS RESERVED TO LANDLORD. Landlord reserves the following rights, exercisable without notice and without any liability to Tenant whatsoever, and without effecting any eviction or disturbance of Tenant's use or possession, or giving rise to any claim for set-off or abatement of Rent, or affecting any of Tenant's obligations under this Lease:

          (a)  To change the name or street address of the Building.

          (b) To install and maintain signs on the exterior and interior of the Building.

          (c) To prescribe the location and style of the suite number and identification sign or lettering for the Premises, but not to change the mailing address.

          (d) To retain at all times, and to use in appropriate instances, pass keys to the Premises.

          (e) To grant to any one the right to conduct any business or render any service in the Building or Project, whether or not it is the same as or similar to the use expressly permitted to Tenant by Article V.

          (f) To exhibit the Premises at reasonable hours, and to decorate, remodel, repair, alter or otherwise prepare the Premises for re-occupancy at any time after Tenant vacates or abandons the Premises.

          (g) Provided that reasonable access to the Premises shall be maintained and the business of Tenant shall not be interfered with materially and unreasonably, to make repairs and alterations, structural or otherwise, in or to the Building, including the Premises, and any part of the Project, and may for such purposes erect scaffolding and other structures reasonably required, and during such operations may enter upon the Premises and interrupt or temporarily suspend any services or facilities agreed to be furnished by Landlord, all without the same causing an eviction of Tenant in whole or in part, and without abatement of Rent by reason of loss or interruption of the business of Tenant or otherwise.

          (h) Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps and covenants and restrictions, so long as such easements, rights, dedications, maps, covenants and restrictions do not unreasonably interfere with the use of the Premises by Tenant. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a material breach of this Lease.

        7.4 LANDLORD'S RIGHT OF ENTRY. Landlord reserves the right at all reasonable times during the term of this Lease for Landlord or Landlord's agents to enter the Premises for the purpose of inspecting and examining the same, and to show the same to prospective purchasers or tenants, and to make such repairs, alterations, improvements or additions as Landlord reasonably may deem necessary or desirable. During the one hundred twenty (120) days prior to the expiration of the term of this Lease or any renewal term, Landlord may exhibit the Premises to prospective tenants or purchasers, and place upon the Premises the usual notices advertising the Premises for sale or lease, as the case may be, which notices Tenant shall permit to remain thereon without molestation. If Tenant shall not be personally present to open and permit an entry into said Premises and Landlord has tried to contact Tenant, Landlord, or Landlord's agent, may at any time, when for any reason an entry therein shall be necessary or permissible, enter the same to the extent permitted by law, by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor, and without in any manner affecting the obligations and covenants of this Lease. If Landlord was unable to contact Tenant, Landlord shall secure the Premises until Tenant or its agent arrives. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, maintenance or repair of the building or any part thereof, except as otherwise herein specifically provided. In order to secure Landlord's right of entry hereunder, Tenant agrees to make no changes in the locks of the Premises and shall not re-key the present locks without Landlord's prior written consent.

        7.5 SECURITY MEASURES. Tenant hereby acknowledges that the rental payable to Landlord hereunder does not include the cost of guard service or any other security measures, and that Landlord shall have no obligation whatsoever to provide same. Tenant assumes all responsibility for the protection of Tenant, its agents and invitees from acts of third parties.

                      ARTICLE VIII INDEMNITY AND INSURANCE

        8.1 INDEMNIFICATION. Except as provided in the section entitled "Waiver of Subrogation" each party agrees to exonerate, hold harmless, protect and indemnify the other party from and against any and all losses, damages, claims, suits or actions, judgements and costs (including reasonable attorney's fees) which may arise or grow out of injury or attributable to the negligence or willful acts or omissions of the indemnifying party, its employees or agents.

          A. The preparation or approval of maps, drawings, opinions, reports, surveys, change order, designs or specifications by the Landlord, or the agents or employees of the Landlord; or

          B. The giving of or the failure to give directions or instructions by the Landlord or the agents or employees of the Landlord, where such giving or failure to give directions or instructions is the primary cause of bodily injury to persons or damage to property.

        8.2 NOTICE OF CLAIM OR SUIT. Tenant agrees to promptly notify Landlord of any known claim, action, proceeding or suit instituted or threatened against the Landlord. In the event Landlord is made a party to any action for damages which Tenant has herewith indemnified Landlord against, then Tenant shall pay all costs and shall provide counsel in such litigation or shall pay, at Landlord's option, the reasonable attorney fees and costs incurred in connection with said litigation by Landlord.

        8.3 TENANT'S INSURANCE. During the Lease term and any renewals thereof Tenant agrees to maintain, at its expense, at all times the following insurance coverages:

          A. Public liability insurance with the broad form comprehensive general liability endorsement including contractual liability insurance coverages and with such increases in limits as Landlord may, from time to time reasonably require, property protecting and indemnifying Landlord and Landlord's Agent in an amount not less than $1,000,000.00 combined single limit for injuries or damages to persons, or such greater limits as the Landlord may reasonably require during the term of this Lease.

              B. "All risk" physical damage insurance including, fire, sprinkler leakage, vandalism and extended coverage for the full replacement cost of all additions, improvements and alterations to the Premises (except to the extent the same are part of building standard work performed by Landlord pursuant to Exhibit "A," if any, attached hereto) and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises;

        8.4 TENANT'S INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a mortgage lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Tenant shall deliver to Landlord prior to occupancy an insurance binder on the Premises for the coverages provided herein and shall deliver to Landlord or Landlord's agent prior to occupancy. Tenant shall, thereafter, promptly deliver to Landlord true copies of all such policies of insurance as required by this Article, certified by the insurer. No such policy shall be cancelable or subject to reduction of coverage or other modification except after at least thirty (30) days' prior written notice to Landlord. Tenant shall, at least thirty (30) days prior to the expiration of such policies, furnish Landlord with renewals or renewal "binders" thereof. Tenant shall not do or permit to be done anything which shall invalidate any of such insurance policies. Insurance required under Paragraph 8.3 A, D and E shall name Landlord (and Landlord's lender, if requested by Landlord) and Landlord's Agent as an additional named insured.

        8.5 FAILURE TO PROCURE INSURANCE. In the event Tenant shall fail to procure insurance required under this Article and fail to maintain the same in force continuously during the term, Landlord may procure the same and Tenant shall immediately reimburse Landlord for such premium expense, plus a service charge of fifteen percent (15%) of the amount paid by Landlord, which amount shall be payable as additional rent hereunder upon demand by Landlord.

        8.6 INCREASE IN FIRE INSURANCE PREMIUM. Tenant agrees not to keep upon the Premises any articles or goods which may be prohibited by the standard form of fire insurance policy. It is agreed between the parties that in the event the insurance rates applicable to fire and extended coverage insurance covering the Premises shall be increased by reason of any use of the Premises made by the Tenant, then Tenant shall pay to Landlord such increase in insurance as shall be occasioned by said use, as additional rent hereunder, due upon demand by Landlord. Landlord acknowledges that Tenant's use will not cause an increase.

        8.7 PROPERTY OF TENANT. Tenant agrees that all property owned by it, on or about the Premises shall be maintained at the sole risk and hazard of the Tenant. Landlord shall not be liable or responsible for any loss or damage to Tenant, or anyone claiming under or through Tenant, or otherwise, whether caused by or resulting from a peril required to be insured hereunder, or from water, steam, gas, leakage, plumbing, electricity or electrical apparatus, pipe or apparatus of any kind, the elements or other similar or dissimilar causes, and whether or not originating in the original Premises or elsewhere, provided such damage or loss is not the result of negligence or an intentional or willful act of Landlord, its agents, employees or contractors.

        8.8 WAIVER OF SUBROGATION. Landlord shall obtain insurance for the Building of which the Premises are a part, and Tenant shall insure or self-insure as provided in the Lease. Landlord and Tenant, for themselves and their respective insurers, agree to and do hereby release each other of and from any and all claims, demands, actions and causes of action that each may have claim to have against the other for loss or damage to property, both real and personal, caused by or resulting from casualties customarily insurable, notwithstanding that any such loss or damage may be due to or result from the negligence of either of the parties hereto or their respective employees or agents.

                                   ARTICLE IX
                        DESTRUCTION OR DAMAGED PREMISES

        9.1 PARTIAL DESTRUCTION. In the event the Premises becomes partially destroyed by fire or other casualty to the extent that the cost of restoration or repair is less than one-third (1/3) of the total reasonable costs of replacement of all improvements included in the Premises (as reasonably estimated by Landlord), and premises cannot be repaired within 120 days, then either tenant or Landlord shall have the option (which option shall be exercised in writing within ten (10) days of the date of loss) to terminate this Lease and all further obligations of either party hereunder or, within forty-five (45) days of such loss or damage, to commence repairs of the damage and restore that part of the Premises owned by the Landlord. If either party elects to terminate this Lease, all obligations hereunder, including rent, shall cease as of the date of partial destruction, but shall not affect obligations prior to partial destruction. If Landlord elects to repair, the rental hereunder shall abate as hereinafter provided until such time as that part of the Premises are restored to substantially their previous condition. If the damage or destruction of such improvements on said Premises is of such nature that the same can, allowing for all reasonable contingencies, be repaired or restored to substantially its former condition within one hundred twenty (120) days after such loss or damage, Landlord shall promptly proceed to have said repairs made and said Premises so restored at its own expense, and this Lease shall remain in full force and effect subject only to a proportionate reduction of the Minimum Rent during the period prior to such restoration based upon the percentage of that portion of the original Premises damaged or destroyed (as reasonably determined by the Landlord). Tenant shall be responsible, at its own expense to do such work as may be necessary to place that portion of the Premises not so damaged or destroyed in a condition to permit Tenant to continue to carry on the approved use as of the date of damage or destruction and Tenant shall continue that use to the extent possible. Tenant shall not be entitled to any additional abatement or deduction of rent from any business interruption caused by such damage or destruction or by the necessity for Tenant to do work on the portion of the Premises not damaged.

        9.2  TOTAL OR EXTENSIVE DAMAGE. N/A

        9.3 NO COMPENSATION TO TENANT. In the event of Partial or Total Damage or Destruction as provided above Tenant shall not be entitled to obtain a share in any fire or extended coverage insurance proceeds on property owned by Landlord in any manner, but all such proceeds shall be payable to Landlord or Landlord's mortgagee as they shall agree between them, provided
Landlord shall not be relieved of its obligation to repair the premises as set forth in this Article.

                                   ARTICLE X
                                 EMINENT DOMAIN

        10.1 DEFINITIONS. For purposes of this paragraph, the following terms shall have the following meanings:

                A. A "taking" shall mean taking by eminent domain which is either permanent or for a duration of more than three (3) months;

                B. "Substantially all the Premises" shall mean a taking, or a sale under threat of eminent domain, of such portion of the Premises or a restriction placed on the Premises by other governmental actions such that the portion not so taken or sold or affected is not reasonably usable by the Tenant for the uses permitted by this Lease as of the date of taking; and

                C. "Date of taking" shall mean the date legal title to, or the right to possess, the Premises or substantially all the Premises is vested in the condemning authority.

        10.2 TOTAL OR SUBSTANTIAL TAKING. If all or substantially all the Premises are taken or sold or affected under threat of eminent domain or other governmental action during the term of this Lease or any renewal thereof, this Lease will terminate on the date of taking without further liability of Landlord to Tenant under the Lease and accrual of rent hereunder shall cease on the date of taking. Any prepaid rental or security deposit shall be rebated to Tenant within thirty (30) days from Landlord's notice of election provided Tenant is otherwise in compliance with the terms of this Lease.

        10.3 PARTIAL TAKING. If less than substantially all the Premises is taken or sold under threat of eminent domain or other governmental action during the term of this Lease or any renewal hereof, this Lease shall nonetheless continue in force and effect except as to the portion of the Premises so taken or sold, and the amount of Base Rent payable hereunder from and after the date of such partial taking shall be reduced by the percentage of that portion of the original Premises covered by this Lease which was so partially taken or sold (as reasonably determined by Landlord). Tenant shall be responsible, at its own expense, to do such work as may be necessary to place that portion of the Premises not so partially taken or sold in a condition to permit Tenant to continue to carry on the approved use as of the date of taking. Tenant shall not be entitled to any additional abatement or deduction of rent for any business interruption caused by such partial taking or sale or by the necessity for Tenant to do work on the portion of the Premises not so partially taken or sold.

        10.4 NOTICE OF TENANT. If and when Landlord learns of a threat of a taking or partial taking, Landlord will immediately notify Tenant of such threat.

        10.5 NO COMPENSATION TO TENANT. In the event of any taking or partial taking during the term of this Lease or any renewal thereof, Tenant shall not be entitled to obtain or share in any condemnation award or proceeds of sale under threat of condemnation, whether or not such taking results in a full or partial termination of this Lease or the leasehold estate created hereunder except moving expenses, loss of business and any other award which will not diminish award payable to the Landlord.

                                   ARTICLE XI
                    COMPLIANCE WITH HAZARDOUS MATERIALS LAW

        11.1   HAZARDOUS MATERIALS.  Tenant and Landlord shall not
(either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials on or about the Premises. Tenant and Landlord shall not allow the storage or use of such substance or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Premises, any such materials or substances except to use in the ordinary course of Tenant's or Landlord's business. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C.
Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any escape, disposal or release of hazardous substances or materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional rent if such requirement applies to the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence, escape, disposal or release of hazardous substances or materials on the Premises. In all event, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease form any release of hazardous substances or materials on the Premises occurring while Tenant is in possession,or elsewhere if caused by Tenant or persons acting under Tenant. Landlord shall likewise indemnify Tenant of same. The within covenants shall survive the expiration or any earlier termination of the term of this Lease.

                                 ARTICLE XII
                            TRANSFERS OF INTEREST


        12.1 RESTRICTION ON TRANSFER. It is agreed that Tenant shall not have the right to sublease, assign, transfer, mortgage or encumber any part of Tenant's interest in this Lease without the prior written approval of Landlord, which said approval shall not be unreasonably withheld. Landlord shall consider factors including the proposed use, parking requirements and financial strength of the sublessee or assignee in determining whether to approve a sublease or assignment. Any attempted or purported change of Tenant's interest without Landlord's prior written consent shall be void and shall confer no rights upon any third party. Nothing herein contained shall relieve Tenant or any Guarantor from its' convenants and obligations under this Lease. Tenant agrees to reimburse Landlord for Landlord's reasonable attorneys' fees, costs and expenses incurred in conjunction with the processing and documentation of any such requested change of Tenant's interest.

        12.2 FORM OF TRANSFER. Each change of Tenant's interest to which there has been consent shall be by an instrument in writing in form reasonably satisfactory to Landlord, and shall be executed by the transferor, assignor, sublessor, licensor, concessionaire, hypothecator or mortgagor and the transferee, assignee, sublessee, licensee, concessionee or mortgagee shall agree in writing for the benefit of the Landlord herein to assume, to be bound by, and to perform the terms, convenants and conditions of this Lease to be done, kept and performed by Tenant, including the payment of all amounts due or to become due under this Lease directly to Landlord. One executed copy of such written instrument shall be delivered to Landlord. Failure to first obtain in writing Landlord's consent or failure to comply with the provisions of this Article shall operate to prevent any such change of Tenant's interest from becoming effective. Consent by Landlord to one change of Tenant's interest shall constitute a waiver of Landlord's right to consent to subsequent changes of Tenant's interest.

        12.3  RENT UPON TRANSFER.  N/A

        12.4  TRANSFER OF STOCK INTEREST.  N/A

        12.5 BANKRUPTCY. Neither this Lease, not any interest therein, nor any estate created hereby, shall pass to any trustee or receiver in bankruptcy, or to any other receiver or assignee for the benefit of creditors or otherwise by operation of law. In the event of bankruptcy or assignment for the benefit of creditors, Landlord shall be entitled to retain the security deposit and shall be deemed a secured creditor as to the next six months' rental to the extent permitted by the applicable federal or state laws unless a tenant paying at least the amount due from Tenant shall be procured in said period in which case the actual rent collected during that six (6) month period shall reduce the amount of secured debt. As to any additional loss of rent, Landlord shall be entitled to file as a general creditor. The rights herein are cumulative of and in addition to any other rights provided by law.

        12.6 SALE OF PREMISES BY LANDLORD. In the event of any sale or exchange of the Premises by Landlord and assignment by Landlord of this Lease, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Premises or this Lease occurring after the consummation of such sale or exchange and assignment, provided such purchaser or assignee shall expressly assume said covenants and obligations of Landlord.

        12.7 PERMITTED TRANSFER. Tenant must have the right to assign the lease in the event of the sale of the company.

                                  ARTICLE XIII

                               DEFAULTS BY TENANT

        13.1 LANDLORD'S ELECTIONS UPON DEFAULT. Should Tenant at any time be in default with respect to any rental payments or other charges payable by Tenant, and should such default continue for a period of five (5) days after written notice from Landlord to Tenant; or should Tenant be in default in the prompt and full performance of any other of its promises, covenants or agreements herein contained and should such default or breach of performance continue for a period of twenty (20) days after written notice thereof from Landlord to Tenant specifying the particulars of such default or breach of performance, (Provided, however, if Landlord is required to send more than two
(2) written notices of default of any kind in any lease year, then Tenant shall be in default under this Lease notwithstanding any attempts to cure after the third failure by Tenant to timely perform) or should Tenant vacate or abandon the Premises; the Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease, and in addition to any or all other rights or remedies of Landlord and by law provided, it shall be, at the option of Landlord, without further notice or demand of any kind to Tenant or any other person:

                (a) The right of Landlord to declare the term hereof ended, to terminate this Lease and to reenter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon or hereunder; or

                (b) The right of Landlord without declaring this Lease ended to reenter the Premises and occupy the whole or any part thereof for and on account of Tenant and to collect any unpaid rentals and other charges, which have become payable, or which may thereafter become payable; or

                (c) The right of the Landlord, even though it may have reentered the Premises, to thereafter elect to terminate this Lease and all of the rights of Tenant in or to the Premises.

        13.2 ELECTION TO REENTER. Should Landlord have reentered the Premises under the provisions of subparagraph (b) above, Landlord shall not be deemed to have terminated this Lease, or the liability of Tenant to pay any rental or other charges thereafter accruing, or to have terminated Tenant's liability for damages under any of the provisions hereof, by any such reentry or by any action, in unlawful detainer or otherwise, to obtain possession of the Premises, unless Landlord shall have notified Tenant in writing that it has so elected to terminate this Lease, and Tenant further covenants that the service by Landlord of any notice pursuant to the unlawful detainer statutes of the State of New Mexico and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of or at any time subsequent to the serving of such notices and such election is evidenced by a written notice to Tenant) be deemed to be a termination of this Lease. In the event of any entry or taking possession of the Premises as aforesaid, Landlord shall have the right, but not the obligation, to remove therefrom all or any part of the personal property located therein and may place the same in storage at a public warehouse at the expense and risk of Tenant.

        13. ELECTION TO TERMINATE. Should Landlord elect to terminate this Lease pursuant to the provisions of subparagraph (a) or (c) above, Landlord may recover from Tenant as damages, the following:
                (i) The worth at the time of award of any unpaid rental which had been earned at the time of such termination; plus
               (ii) the worth at the time of award of the amount by which the unpaid rental which would have been earned after termination until the time award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus
              (iii) the worth at the time of award of the amount by which the unpaid rental for the balance of the term after the time of the award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus
               (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to any costs or expenses incurred by Landlord in (a) in retaking possession of the Premises, including reasonable attorney's fees therefor, (b) maintaining or preserving the Premises after such default,
                (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of New Mexico.

        As used in subparagraphs (i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the rate of twelve percent (12%) per annum. As used in subparagraph (iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank for New Mexico at the time of the award, plus one percent (1%).

        For all purposes of this Article XIII, the term "rental" shall be deemed to be the Base Rental and all other sums required to be paid by Tenant pursuant to the terms of this Lease. All such sums, other than the Base Rent, shall be computed on the basis of the average monthly amount thereof accruing during the immediately preceding sixty (60) month period, except that if it becomes necessary to compute such rental before such a sixty (60) month period has occurred then such rental shall be computed on the basis of the average monthly amount hereof accruing during such shorter period.

        13.4 USE OF TENANT'S PROPERTY. In the event of default, and in addition to other rights of Landlord hereunder, all of Tenant's fixtures, furniture, equipment, improvements, additions, alterations, and other personal property shall remain on the Premises and in that event, and continuing during the length of said default, Landlord shall have the right to take the exclusive possession of same and to use same, rent or charge free, until all defaults are cured or, at its option, at any time during the term of this Lease, to require Tenant to forthwith remove same.

        13.5 NONMONETARY DEFAULT PERIOD FOR REMEDY. Notwithstanding any other provisions of this Article, Landlord agrees that if the default complained of, other than for the payment of monies, is of such a nature that the same cannot be rectified or cured within the period requiring such rectification or curing as specified in the written notice relating thereto, then such default shall be deemed to be rectified or cured if Tenant within such period shall have commenced the rectification and curing thereof and shall continue thereafter with all due diligence to cause such rectification and curing and does so complete the same with the use of such diligence as aforesaid.

        13.6 SUPPLEMENTAL REMEDIES. The remedies given to Landlord in this Article shall be in addition and supplemental to all other rights or remedies which Landlord may have under laws then in force.

        13.7 NON-WAIVER BY LANDLORD. The failure by Landlord to enforce any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant condition herein contained. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental. No covenant, term, or condition of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord.

        13.8 RELETTING THE PREMISES. Upon entering and taking possession of the Premises without terminating the Lease and, without prejudice or waiver of its rights to sue and collect unpaid rent and any other damages from Tenant, Landlord may relet the Premises in the name of Landlord and for such term and on such conditions and provisions as Landlord shall determine in its discretion (including the granting of reasonable amounts of free rent and other concessions reasonably required to effect such reletting) and may collect and receive the rents from such reletting. Such reletting may be for a term greater than the term then remaining under this Lease but in any event shall operate to preempt Tenant from any right to repossess the Premises. Landlord shall also not be liable or responsible to Tenant for any failure to collect rent payable upon reletting by Landlord. The proceeds of any such reletting, less all costs and expenses of reletting (including any attorneys' fees) shall be applied to unpaid rents, damages and other sums due and payable by Tenant to Landlord for Tenant's breaches of Lease and other wrongful conduct, notwithstanding anything contained herein to the contract, Landlord agrees to exercise reasonable effects to mitigate damages.

        13.9 LANDLORD'S OPTION TO REMEDY. Landlord at its option may, but in no event shall be obligated to, advance and pay any sums and do such other things, which may include entering into the Premises to do such other things, which may be necessary to cure, discharge or satisfy any monetary or nonmonetary defaults of Tenant under this Lease. Should Landlord elect to do so, all sums advanced and paid by Landlord in connection therewith (including attorneys' fees), together with interest thereon until repaid to Landlord at the rate of twelve percent (12%) per annum, shall be considered as additional rent payable hereunder and shall be due and payable by Tenant upon demand of Landlord to Tenant.

        13.10 OPTIONAL ARBITRATION. In the event of any dispute between the parties hereto as to any matter in controversy under the Lease the both Parties shall have the option (but not the obligation) to submit the dispute to binding arbitration by delivering to each other a written demand therefor. Said arbitration shall take place before an arbitrator chosen by the parties, or if they are unable to agree within fifteen (15) days of the date of the written demand for arbitration, by the Chief Judge of the First Judicial District court of New Mexico. The cost of the arbitrator shall be split evenly by the parties. The arbitration shall take place within sixty (60) days of the date of the written demand therefor except that the arbitrator may grant minimal continuances as justice requires. There shall be only such discovery allowed by the arbitrator which would not postpone the date of arbitration. The arbitration shall be controlled by the Rules of Civil Procedure and the Rules of Evidence of the State of New Mexico except as specifically provided for herein. The decision of the arbitrator shall be final and unappealable. The arbitrator shall decide all factual and legal issues. The prevailing party shall be entitled to an award of attorneys fees, expenses and costs.

        13.11 ALLOCATION OF PAYMENTS. Any payment received from Tenant may be applied by Landlord at any time against any obligation due and owing by Tenant under this Lease, notwithstanding any statement appearing on or referred to in any remittance from Tenant or any prior application of such payment.

        13.12  DEFAULT UNDER OTHER LEASES. N/A

                                   ARTICLE XV
                            SUBORDINATION & ESTOPPEL

        15.1 SUBORDINATION. Upon request of Landlord, Tenant shall attorn to any lender in a form satisfactory to such lender or subordinate its rights hereunder to the lien of any mortgage or mortgages, or the lien resulting from any other method of financing now or hereafter in force against the real estate and/or Buildings of which the Premises are a part or against any Building hereafter placed upon said real estate of which the premises are a part.

        15.2 ESTOPPEL CERTIFICATE. Tenant shall at any time upon not less than (10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser of or existing or prospective lender on the security of the Premises.

        At Landlord's option, Tenant's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that no rent has been paid in advance except as may be represented by Landlord.

        If Landlord desires to finance, refinance, or sell the Premises, or any part thereof, Tenant hereby agrees to deliver to any prospective lender or purchaser designated by Landlord such financial statements of Tenant as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Tenant. Such financial statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. All such financial statements shall be received by Landlord and such prospective lender or purchaser in confidence and shall be used only for the purposes herein set forth. Notwithstanding the foregoing, tenant's obligation under this article are conditioned on Landlord's providing with a subordination, non-disturbance and attornment agreement in term and substance reasonably satisfactory to Landlord, Tenant and Landlord's lender.

                                  ARTICLE XVI
                               GENERAL PROVISIONS

        16.1 TIME IS OF THE ESSENCE. Time is of the essence in respect to the performance by Tenant of all its monetary and non-monetary obligations hereunder and also in respect to Tenant's exercise of any options or rights granted to Tenant hereunder, including but not limited to options and rights to renew or to terminate this Lease.

        16.2 NOTICES. All notices by either party to the other shall be made to the locations indicated in Article I hereof or at such other address as the party may from time to time designate in writing to the other Party to this Lease, by depositing such notices in the certified mail of the United States of America, and such notice shall be deemed to have been served on the date of such depositing in the certified mail unless otherwise provided.

        16.3  ATTORNEYS' FEES.

        16.4 NO PARTNERSHIP. It is understood that Landlord does not in any way or purpose become a partner or joint venturer with Tenant in the conduct of Tenant's business.

        16.5 AUTHORITY. If Tenant is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity.

        16.6 INTEREST ON AMOUNTS DUE. Unless otherwise specifically provided, all amounts owed by Tenant to Landlord pursuant to any provision of this Lease shall bear interest from the date due until paid at the annual rate equal to three percentage points in excess of the rate of interest announced from time to time by the First National Bank of Chicago at Chicago, Illinois, or any successor thereto, as its corporate base rate, changing as and when said corporate base rate changes, unless a lesser rate shall then be the maximum rate permissible by law with respect thereto, in which event said lesser rate shall be charged.

        16.7 PARTIAL INVALIDITY. If any term or condition of this lease or the application thereof to any person or events shall to any extent be invalid and unenforceable, the remainder of this Lease or the application of such term, covenant or condition to persons or events other than those to which it is held invalid or unenforceable, shall not be affected and each term, covenant and condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

        16.8 SUCCESSORS. The provisions, covenants and conditions of this Lease shall bind and inure to the benefit of the legal representatives, successors and assigns of each of the parties, except that no assignment or subletting by Tenant without the written consent of Landlord shall vest any right in the assignee or sublessee of Tenant.

        16.9 ENTIRE AGREEMENT - AMENDMENT. This agreement constitutes the entire agreement between the parties. Oral agreements in conflict with any of the terms of this Lease shall be without force and effect, all amendments to be in writing, executed by the parties or their respective successors in interest.

        16.10  MISCELLANEOUS.

                A. If the Tenant is more than one person, the obligations of Tenant shall be joint and several obligations of such persons.
                B. In construing this Lease, "Landlord" and "Tenant" shall include the plural as well as singular, and the neuter gender shall include the masculine and/or feminine, when the context so requires.
                C. Each party agrees to execute and deliver any instruments in writing which may be necessary and appropriate to carry out the terms, conditions, provisions and purposes of this Lease when requested by the other party.
                D. The paragraph and sub-paragraph headings contained in this Lease are for convenience only and shall not be relied on in construing this Lease.
                E. This Lease shall be construed and enforced in accordance with the laws of New Mexico.
                F. Any rights, reserved or granted to Landlord hereunder may be exercised by Landlord, or the manager or agent for the Project or their respective agents, employees, contractors or designees.

LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES.

                This Lease consisting of ___ pages, including the page on which these signatures appear, and Exhibit(s) ____ attached hereto, entered into this __ day of ____________, 19__.

        LANDLORD:

        By: ?
           -----------------------------
         Its: Member
              --------------------------

        TENANT:

        By: ?
           -----------------------------
         Its: Chief Financial Officer
              --------------------------

        By:
           -----------------------------
         Its:
             ---------------------------

        By:
           -----------------------------
         Its:
             ---------------------------

                                     INDEX

ARTICLE I - FUNDAMENTAL LEASE PROVISIONS.................................... 1

ARTICLE II - PREMISES....................................................... 1

        2.1 DESCRIPTION..................................................... 1

        2.2 CONDITION OF PREMISES........................................... 1

        2.3 DEFINITIONS..................................................... 2

ARTICLE III - TERM.......................................................... 2

        3.1 BASE TERM....................................................... 2

        3.2 LEASE YEAR...................................................... 2

        3.3 OPTION FOR EXTENSION OF LEASE................................... 2

        3.4 POSSESSION...................................................... 2

ARTICLE IV - RENTS.......................................................... 2

        4.1 BASE RENT....................................................... 2

        4.2 ADDITIONAL RENT................................................. 2

        4.3 UTILITIES....................................................... 3

        4.4 SECURITY DEPOSIT................................................ 3

        4.5 CHARGE ON LATE PAYMENT.......................................... 3

        4.6 HOLDING OVER.................................................... 3

ARTICLE V - USE OF PREMISES................................................. 3

        5.1 TENANT USE...................................................... 3

        5.2 SIGNS........................................................... 3

        5.3 FIRE EXTINGUISHERS.............................................. 3

        5.4 QUIET ENJOYMENT................................................. 3

        5.5 RULES AND REGULATIONS........................................... 4

        5.6 SURRENDER OF PREMISES........................................... 4

ARTICLE VI - CONSTRUCTION, MAINTENANCE AND REPAIR........................... 4

        6.1 ALTERATIONS AND ADDITIONS....................................... 4

        6.2 TENANT'S DUTY TO REPAIR......................................... 4

        6.3 LANDLORD'S DUTY TO REPAIR....................................... 4

        6.4 ROOF............................................................ 5

        6.5 TRADE FIXTURES.................................................. 5

        6.6 NON TRADE FIXTURES.............................................. 5

ARTICLE VII - LANDLORD'S RIGHTS AND RESPONSIBILITIES AS TO THE OFFICE
BUILDING AND  PREMISES...................................................... 5

        7.1 CONTROL OF COMMON AREAS......................................... 5

        7.2 SERVICES PROVIDED BY LANDLORD................................... 5

        7.3 RIGHTS RESERVED TO LANDLORD..................................... 5

        7.4 LANDLORD'S RIGHT OF ENTRY....................................... 6

        7.5 SECURITY MEASURES............................................... 6

        8.1 INDEMNITY OF LANDLORD........................................... 6

        8.2 NOTICE OF CLAIM OR SUIT.........................................  6

        8.3 TENANT'S INSURANCE..............................................  6

        8.4 TENANT'S INSURANCE POLICIES.....................................  7

        8.5 FAILURE TO PRODUCE INSURANCE....................................  7

        8.6 INCREASE IN FIRE INSURANCE PREMIUM..............................  7

        8.7 PROPERTY OF TENANT..............................................  7

        8.8 WAIVER OF SUBROGATION...........................................  7

ARTICLE IX - DESTRUCTION OR DAMAGED PREMISES................................  7

        9.1 PARTIAL DESTRUCTION.............................................  7

        9.2 TOTAL OR EXTENSIVE DAMAGE.......................................  7

        9.3 NO COMPENSATION TO TENANT.......................................  8

ARTICLE X - EMINENT DOMAIN..................................................  8

       10.1 DEFINITIONS.....................................................  8

       10.2 TOTAL OR SUBSTANTIAL TAKING.....................................  8

       10.3 PARTIAL TAKING..................................................  8

       10.4 NOTICE OF TENANT................................................  8

       10.5 NO COMPENSATION TO TENANT.......................................  8

ARTICLE XI - COMPLIANCE WITH HAZARDOUS MATERIALS LAW........................  8

       11.1 HAZARDOUS MATERIALS.............................................  8

ARTICLE XII - TRANSFERS OF INTEREST.........................................  9

       12.1 RESTRICTION OF TRANSFER.........................................  9

       12.2 FORM OF TRANSFER................................................  9

       12.3 RENT UPON TRANSFER..............................................  9

       12.4 TRANSFER OF STOCK INTEREST......................................  9

       12.5 BANKRUPTCY......................................................  9

       12.6 SALE OF PREMISES BY LANDLORD....................................  9

ARTICLE XIII - DEFAULTS BY TENANT...........................................  9

       13.1 LANDLORD'S ELECTION UPON DEFAULT................................  9

       13.2 ELECTION TO REENTER.............................................  9

       13.3 ELECTION TO TERMINATE........................................... 10

       13.4 USE OF TENANT'S PROPERTY........................................ 10

       13.5 NONMONETARY DEFAULT PERIOD FOR REMEDY........................... 10

       13.6 SUPPLEMENTAL REMEDIES........................................... 10

       13.7 NON-WAIVER BY LANDLORD.......................................... 10

       13.8 RELETTING THE PREMISES.......................................... 10

       13.9 LANDLORD'S OPTION TO REMEDY..................................... 10

       13.10 OPTIONAL ARBITRATION........................................... 10

       13.11 ALLOCATION OF PAYMENTS......................................... 11

       13.12 DEFAULT UNDER OTHER LEASES..................................... 11

ARTICLE XIV - SECURITY FOR TENANT'S PERFORMANCE............................. 11

ARTICLE XV - SUBORDINATION & ESTOPPEL....................................... 11

       15.1 SUBORDINATION.................................................... 11

ARTICLE XII - GENERAL PROVISIONS............................................. 12

       16.1 TIME IS OF THE ESSENCE........................................... 12

       16.2 NOTICES.......................................................... 12

       16.3 ATTORNEY'S FEES.................................................. 12

       16.4 NO PARTNERSHIP................................................... 12

       16.5 AUTHORITY........................................................ 12

       16.6 INTEREST ON AMOUNTS DUE.......................................... 12

       16.7 PARTIAL INVALIDITY............................................... 12

       16.8 SUCCESSORS....................................................... 12

       16.9 ENTIRE AGREEMENT - AMENDMENT..................................... 12

       16.10 MISCELLANEOUS................................................... 12

                                                                 EXHIBIT A


                       [MAIN FACILITY WALL BUILDOUT PLAN]


          6. OBSTRUCTION OF PUBLIC AREAS: Tenant shall not, whether temporarily, accidentally or otherwise, allow anything to remain in, place or store anything, in, or obstruct in any way, any sidewalk, court, passageway, entrance, exit, loading or shipping area. Tenant shall lend its full cooperation to keep such areas free from all obstruction and in a clean and sightly condition, and

                                                                EXHIBIT A


                [MAIN FACILITY FURNITURE CONFIGURATION GRAPHIC]

                                  EXHIBIT B
                            RULES AND REGULATIONS



        1. Building Directory: The directory of the Building shall display Tenant's name which shall fit on one line of the directory and will be provided at the expense of Landlord. Any additional names other than Tenant's name requested by Tenant to be displayed in the directory must be approved by Landlord in writing, and, if so approved, will be provided at the sole expense of the Tenant.

        2. Signs: Tenant shall not paint, display, inscribe, maintain or affix any sign, placard, picture, advertisement, name, notice, lettering or direction on any part of the outside or inside of the Building, or any part of the outside of the Premises, or on any part of the inside of the Premises which can be seen from the outside of the Premises, without the, prior, written consent of Landlord, and then only such name or names or content and in such color, size, style, character, material and manner of affixing as may be first approved by Landlord in writing. Landlord reserves the right to remove at Tenant's expense all sign matter not consented to or approved by Landlord.

        3. Compliance with Laws: Tenant shall comply with all applicable laws, ordinances, governmental orders and regulations and applicable orders and directions from any public office or body having jurisdiction, with respect to the Premises or the Building and the use or occupancy thereof. Tenant shall not make or permit any use of the Premises or the Building which directly or indirectly is forbidden by law, ordinance, governmental regulation or order or direction of applicable public authority, or which may be dangerous to person or property.

        4.  Hazardous Materials:   Tenant shall not use or permit to be
brought into the Premise or the Building any flammable oils or fluids, or any explosive or other articles deemed hazardous to persons or property, or do or permit to be done anything in or upon the Premises, or bring or keep anything herein, which shall not comply with all rules, orders, regulations or requirements of any organization, bureau, department, or body having jurisdiction with respect thereto (and Tenant shall at all times comply with all such rules, orders, regulations or requirements), or which shall invalidate or increase the rate of insurance on the Building, its appurtenances, contents or operation.

        5. Defacing and Altering Premises and Overloading: Tenant shall not place anything or allow anything to be place in the Premises near the glass of any door, partition, wall or window which may be unsightly from outside the Premises, and Tenant shall not place or permit to be placed any article of any kind on any window ledge or on the outside of the exterior walls of the Premises or the Building. Shades, awnings or other forms of outside window ventilators or similar devices, shall not be placed in or about the outside windows in the Premises. No blinds, shades, draperies or other forms of inside window covering other than those accepted by Landlord may be installed in the Premises. Tenant shall not deface any part of the Premises or Building.
Tenant shall not overload any floor or part thereof in the Premises in move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all such items and waste that are at any time being taken from the Premises directly to the areas designated for disposal.
All courts, passageways, entrances, exits, loading or shipping areas, and roofs are not for the use general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety or security of the Building or its occupants. No tenant and no employee, agent, licensee, invitee or contractor of Tenant shall enter into areas reserved for the exclusive use of Landlord or its agents, employees, licensees or invites.

        7. Keys and Additional Locks: Tenant shall not attach or permit to be attached locks or similar devices to any door or window, or change existing locks or the mechanisms thereof. Upon termination of this Lease or of Tenant's possession, Tenant shall surrender all keys to the Premises and all keys for offices which have been furnished to Tenant or which Tenant shall have made, and in the event of loss of any keys so furnished, Tenant shall pay Landlord therefor.

        8. Toilet Rooms: The toilet rooms, urinals, wash bowls and the other bathroom apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever including paper towels or sanitary napkins shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees, agents, licensees, invitees or contractors, shall have caused it.

        9. Nuisances and Certain Other Prohibited Uses: Tenant shall not (i) install or operate any internal combustion engine, boiler, or machinery, in or about the Premises; (ii) sell any article, thing or service except those ordinarily embraced within the permitted use of the premises specified in
Section 4; (iii) use the Premises for housing, lodging or sleeping purposes;
(iv) place any radio or television antennae on the roof or on or in any part of the inside or outside of the Building other than the inside of the Premises;
(v) operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere; (vi) bring or permit to be in the Building any dog (except in the company of a blind or deaf person) or other animal or bird;
(vii) make or permit any objectionable noise or odor to emanate from the Premises; (viii) disturb, solicit or canvass any occupant of the Building.

        10. Freeze Up: Tenant shall at all, times, whether or not it is currently using the Premises, leave its heating system on at a temperature sufficient to prevent freeze up of any water pipes in the Premises or the walls or ceiling space near the Premises.

                                   EXHIBIT C


                            [BUILDING LOCATIONS MAP]